OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund

Optimum Small-Mid Cap Growth Fund
(the "Funds")

Supplement to the Funds' Statutory Prospectus dated July 27, 2018

Effective immediately, the following replaces the chart in the Funds' statutory prospectus in the section entitled "Fund summaries — Optimum Small-Mid Cap Value Fund — Who manages the Fund? — Sub-advisors — Westwood Management Corp.":

Sub-advisors

Westwood Management Corp.

Portfolio managers	Title with Westwood	Start date on the Fund
Prashant Inamdar, CFA	Senior Vice President, Portfolio Manager, Research Analyst	December 2013
Tom Lieu, CFA	Senior Vice President, Portfolio Manager, Research Analyst	January 2011
Grant Taber, CFA	Senior Vice President, Portfolio Manager, Research Analyst	December 2008
Bill Costello, CFA	Senior Vice President, Portfolio Manager, Research Analyst	September 2018

Effective immediately, the following replaces the fourth paragraph in the section entitled "Who manages the Funds — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Value Fund":

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team members are: Prashant Inamdar, Grant Taber, Tom Lieu and Bill Costello. Mr. Inamdar, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2013. Prior to joining Westwood, Mr. Inamdar worked at Chilton Investment Company as Vice President, Research from 2010 to 2012, and most recently, served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. Mr. Taber, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2008. Prior to joining Westwood, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. Mr. Lieu, CFA, is a Senior Vice President and Portfolio Manager and joined the Westwood team in 2010. Prior to joining Westwood, Mr. Lieu held positions at Lazard and Bank of America, and most recently, he served as a Research Analyst at Persistency Capital, LLC in New York, NY. Mr. Costello, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2010. Prior to joining Westwood, Mr. Costello was a Portfolio Manager and Director of Research at the Boston Company, where he worked from 1997 to 2009, and he worked at Delphi Management as a generalist equity analyst from 1992 until 1997. Mr. Taber has held his Fund responsibilities since December 2008. Mr. Lieu has held his Fund responsibilities since January 2011. Mr. Inamdar has held his Fund responsibilities since December 2013. Mr. Costello has held his Fund responsibilities since September 2018.

In addition, James P. Ross, CFA of Peregrine Capital Management, LLC ("Peregrine") is on a leave of absence from his role as a Portfolio Manager for the Optimum Small Mid-Cap Growth Fund.  William A. Grierson, CFA, Daniel J. Hagen, CFA, and Paul E. von Kuster, CFA remain as Portfolio Managers for Peregrine's portion of the Optimum Small-Mid Cap Growth Fund.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 26, 2018.